SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2005 (July 23, 2005) Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION (Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)

(801) 524-4787 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

The information in Item 7.01 of this Current Report on Form 8-K, including related the exhibit, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the related exhibit, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation (the “Company”) under the Securities Act of 1933, as amended.

Item 5.02.    Departure of Directors or Principal Officers

Director Richard H. Madsen notified the Company of his intent to resign from the Board of Directors due to ongoing health issues. The Company accepted his resignation on, and effective as of, July 23, 2005. The Company expects that his Board seat will be filled by a member of the Board of Amegy Bancorporation, Inc. upon and subject to the completion of its merger with Zions Bancorporation.

Item 7.01.    Regulation FD Disclosure

A copy of the press release issued July 25, 2005 by the Registrant announcing the Board of Directors’ authorization of a $0.36 dividend payable August 24, 2005 is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements, Pro forma Financial Statements and Exhibits.

                (a)        Not Applicable.

                (b)        Not Applicable.

                (c)        Exhibits.

                 The following exhibit is furnished as part of this report:

Exhibit Number 99.1	Description Press release dated July 25, 2005 announcing regular quarterly dividend.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION BY: /s/ Thomas E. Laursen —————————————— Name: Thomas E. Larusen Title: Executive Vice President and General Counsel

Date: July 26, 2005